LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Emerging Markets Equity Portfolio

Supplement to Current Prospectus

The following supplements "Summary Section—Lazard Retirement Emerging Markets Equity Portfolio—Management—Portfolio Managers/Analysts" in the Prospectus:

Ganesh Ramachandran, portfolio manager/analyst on the Investment Manager's Emerging Income and Emerging Markets Equity teams, has been with the Portfolio since July 2020.

The following supersedes any contrary information in "Fund Management—Portfolio Management" in the Prospectus:

Retirement Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Monika Shrestha (since December 2014), Ganesh Ramachandran (since July 2020) and John R. Reinsberg (since November 1997)*

*	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

The following supersedes any contrary information in "Fund Management—Biographical Information of Portfolio Management Team" in the Prospectus:

Ganesh Ramachandran, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Emerging Income and Emerging Markets Equity teams. Mr. Ramachandran began working in the investment field in 1997 when he joined the Investment Manager.

Dated: July 16, 2020